UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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☐	Soliciting Material Pursuant to §240.14a-12

DENTSPLY INTERNATIONAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DENTSPLY International Inc. World Headquarters Susquehanna Commerce Center – Suite 60W 221 West Philadelphia Street York, PA 17405-0872 (717) 845-7511 – Direct (717) 854-2343 – Fax

May 4, 2011

Dear Stockholder:

I am writing to inform you that DENTSPLY International Inc. is amending its proxy statement for the 2011 Annual Meeting of Stockholders, to be held on Wednesday, May 25, 2011. We are amending the proxy statement to correct an error contained in the description of Proposal 3, which seeks stockholder approval, on an advisory basis, of the compensation of our “named executive officers.”

The description of Proposal 3 includes the text of a resolution that we have asked stockholders to approve at the Annual Meeting. The resolution incorrectly addresses approval, on an advisory basis, of the “overall executive compensation policies and procedures employed by the Company for its Named Executive Officers,” disclosed under Securities and Exchange Commission regulations and described in specified portions of the Proxy Statement. Under the Dodd-Frank Act and related Securities and Exchange Commission regulations, we are required to conduct a stockholder advisory vote “to approve the compensation” of our named executive officers, generally as disclosed in the Proxy Statement under the Securities and Exchange Commission’s compensation disclosure rules. A vote to approve executive compensation “policies and procedures” does not satisfy this requirement.

The discussion of Proposal 3 is therefore being amended as set forth in the accompanying Amendment to the Proxy Statement.

Please review the Amendment to the Proxy Statement and vote your proxy in accordance with the instructions for voting that you previously received. For your convenience, we have enclosed a duplicate copy of the proxy card together with a stamped, pre-addressed return envelope. If you already have voted, you may change your vote by including your revised instructions on the enclosed proxy card, which you should sign, date and return in the enclosed envelope. If you do not wish to change your vote, you need not take any further action.

Thank you for your consideration.

Sincerely,

/s/ Deborah Rasin

Deborah Rasin
Vice President, Secretary & General Counsel

DENTSPLY INTERNATIONAL INC.
221 WEST PHILADELPHIA STREET
YORK, PENNSYLVANIA 17405-0872

AMENDMENT TO
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
WEDNESDAY, MAY 25, 2011

Explanatory Note: This Amendment to the Proxy Statement of DENTSPLY International Inc. (the “Company”), amends and supersedes the discussion regarding Proposal 3, which appears on pages 47 and 48 of the Proxy Statement dated April 21, 2011. In all other respects, the Proxy Statement is unchanged. The discussion regarding Proposal 3 is mended principally to revise the included form of resolution, which we are asking stockholders to approve on an advisory basis at the Annual Meeting, to approve the compensation of the Company’s Named Executive Officers. The revision is being made to comply with applicable legal and regulatory requirements.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Specifically, these rules address the information we must provide in the compensation discussion and analysis, compensation tables and related disclosures included in this proxy statement.

The Human Resources Committee of the Board of Directors has overall responsibility for evaluating and determining the Company’s executive compensation (other than for the Chief Executive Officer which is determined by the independent members of the Board). The Human Resources Committee is comprised of all independent directors. The Compensation Discussion and Analysis (“CD&A”) in this Proxy Statement provides an extensive description of the process and substance of the activity of the Human Resources Committee in determining executive compensation.

DENTSPLY’s compensation philosophy is designed to align each executive’s compensation with DENTSPLY’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to DENTSPLY’s long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to DENTSPLY’s stock price performance and to other performance factors that measure our progress against our strategic and operating plans. Below is a summary of some key points of our executive compensation program.

We emphasize pay for performance and tie a significant amount of our Named Executive Officers’ pay to performance.  Consistent with our performance based compensation philosophy, we reserve the largest portion of potential compensation for performance and equity based programs. Our performance based annual incentive program rewards short-term performance; while our equity awards, in the form of stock options and restricted stock units, coupled with our mandatory stock ownership guidelines, reward long-term performance and align the interests of our executives with those of our stockholders. The performance goals under our bonus program focus on objectives that the HR Committee believes can drive the Company’s performance.

We believe that our compensation programs are aligned with the long-term interests of our stockholders.  We believe that equity awards coupled with our stock ownership guidelines serve to align the interests of our executives with those of our long-term stockholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program.

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Stock options and restricted stock units more closely align the long-term interests of our executives with those of our stockholders because the recipient will realize a higher level of compensation if our stock price increases over the life of the option and restricted stock unit.

We provide competitive pay opportunities to attract and retain talented executive management.  The Human Resources Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. We target the 50th percentile of the market for base salary and annual target cash compensation levels, and between the market 50th and 75th percentile for our equity compensation. This positioning places greater emphasis on long-term risk-based pay, alignment with stockholder interests and long-term retention.

Please refer to the CD&A for a detailed discussion of the performance goals addressed by our incentive programs and our compensation programs generally. The Human Resources Committee and the Board of Directors believe that our compensation program has been effective in implementing our compensation philosophy and in achieving the Company’s goals.

This advisory vote gives you, as a stockholder, the opportunity to express your views on our compensation of the Named Executive Officers. We believe the philosophy and approach described in the CD&A and summarized above has worked well for the Company, as historically the Company has delivered solid performance and returns to its stockholders (reference is made to the chart on page 18 of the Company’s Form 10-K for the fiscal year ended December 31, 2010, showing performance of the Company’s stock relative to stock indices).

The Board strongly endorses the Company’s executive compensation program and recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders of DENTSPLY International Inc. approve, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the proxy statement for the 2011 Annual Meeting of Stockholders, as amended.

Although the advisory vote is non-binding and will not require the Company to take any action, the Human Resources Committee and the Board will consider our stockholders’ vote and take any concerns into account in future determinations concerning our executive compensation program. The Board recommends that you indicate your support for the Company’s compensation policies and procedures for its Named Executive Officers, as outlined in the above resolution.

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and any related material set forth in this Proxy Statement.

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DENTSPLY INTERNATIONAL INC.
SUSQUEHANNA COMMERCE CENTER
221 WEST PHILADELPHIA ST.- Suite 60W
YORK,PA 17405-0872

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
01 Michael C. Alfano	☐	☐	☐
02 Eric K. Brandt	☐	☐	☐
03 William F. Hecht	☐	☐	☐
04 Francis J. Lunger	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, TO AUDIT FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2011.	☐	☐	☐
3 TO APPROVE BY NON-BINDING ADVISORY VOTE, THE COMPENSATION OF THE COMPANY'S EXECUTIVE OFFICERS.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
4 TO RECOMMEND, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000106072_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

DENTSPLY INTERNATIONAL INC.
Solicited on behalf of the Board of Directors of DENTSPLY International Inc.

The undersigned stockholder of DENTSPLY International Inc. (the "Company") hereby appoints Deborah M. Rasin as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Company's World Headquarters, 221 West Philadelphia St., York, Pennsylvania, Suite 60W, on Wednesday, May 25, 2011, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof, as indicated on the reverse side. This proxy also provides voting instructions for shares held by T. Rowe Price Retirement Plan Services, Inc., the trustee for the DENTSPLY International Inc. Employee Stock Ownership Plan (the "ESOP") and/or DENTSPLY International Inc. 401(k) Savings Plan (the "401 (k)"), I hereby instruct you to (a) vote the shares of Common Stock, par value $.01 per share ("Common Stock") of DENTSPL Y International Inc. (the "Company") allocated to the ESOP and/or 401(k) account in accordance with the directions on the reverse side and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing her to vote in her discretion upon such other matters as may properly come before the meeting.

This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. This card should be voted by mail, Internet or telephone, in time to reach the Company's proxy tabulator, Broadridge Financial Solutions, by 11:59 p.m. Eastern Time on Tuesday, May 24, 2011 for all registered shares to be voted, and by 5:00 p.m. Eastern Time on Friday, May 20, 2011, for the Trustee to vote the Plan shares.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000106072_2 R1.0.0.11699